EXHIBIT 10.2

IRON MOUNTAIN INCORPORATED
EXECUTIVE DEFERRED COMPENSATION PLAN

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2002 AMENDMENT

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Iron Mountain Incorporated (the “Company”) hereby amends the Iron Mountain Incorporated Executive Deferred Compensation Plan (the “Plan”) as set forth below.

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1.  Eligibility to Participate.  Section 4.1 of the Plan shall be amended, effective February 1, 2002, to read in its entirety as follows:

4.1  Eligibility to Participate.  Except as the Committee in its discretion may otherwise determine, each management employee and highly compensated employee of the Company or a Subsidiary who is exempt from the minimum wage and overtime provisions of the Fair Labor Standards Act of 1938, as amended, and whose base salary for the preceding year is at least equal to the amount currently in effect under Section 414(q)(1)(B) of the Code ($85,000 for 2001) shall be eligible to participate in the Plan.

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2.  Further Amendments.  Except as hereinabove specifically amended, all provisions of the Plan shall continue in full force and effect; provided, however, that the Company hereby reserves the power from time to time to further amend the Plan.

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IN WITNESS WHEREOF, the Company has caused this 2002 Amendment to be executed in its name and on its behalf this 28th day of January, 2002.

IRON MOUNTAIN INCORPORATED

By:	/s/ C. Richard Reese

C. Richard Reese